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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 1, 2001

EDWARDS LIFESCIENCES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-15525	36-4316614
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

One Edwards Way, Irvine, California 92614
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (949) 250-2500

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      (a) On July 1, 2001, an affiliate of Edwards Lifesciences Corporation completed the sale of the stock of Edwards Lifesciences Cardiovascular Resources, Inc., a Pennsylvania corporation ("ELCVR"), to an affiliate of Fresenius Medical Care AG for cash proceeds of approximately $45 million. ELCVR's assets are located primarily in the United States and Puerto Rico and are used in the provision of perfusion services and related clinical services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (b) Unaudited pro forma financial information

      On July 1, 2001, an affiliate of Edwards Lifesciences Corporation (the "Company") completed the sale of the stock of Edwards Lifesciences Cardiovascular Resources, Inc., a Pennsylvania corporation ("ELCVR"), to an affiliate of Fresenius Medical Care AG for cash proceeds of approximately $45 million. ELCVR's assets are located primarily in the United States and Puerto Rico and are used in the provision of perfusion services and related clinical services.

      The following unaudited pro forma consolidated condensed statements of income for the three months ended March 31, 2001 and for the year ended December 31, 2000 give effect to the sale by the Company of ELCVR as if it had occurred on January 1 of each period, and the unaudited pro forma consolidated condensed balance sheet at March 31, 2001 gives effect to the sale as if it had occurred at March 31, 2001.

      The unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated. The pro forma financial information is based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto previously filed in the Company's Form 10-K for the year ended December 31, 2000 and Form 10-Q for the three months ended March 31, 2001.

EDWARDS LIFESCIENCES CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
(unaudited) (in millions, except per share data)

	Three Months Ended March 31, 2001
	Historical	Pro Forma Adjustments(a)	Pro Forma
Net sales	$191.9	$(31.1)	$160.8
Cost of goods sold	96.2	(25.3)	70.9

Gross profit	95.7	(5.8)	89.9

Selling, general and administrative expenses	53.8	(2.8)	51.0
Research and development expenses	13.1		13.1
Goodwill amortization	5.7	(2.0)	3.7
Other operating income	(3.9)		(3.9)

	68.7	(4.8)	63.9

Operating income	27.0	(1.0)	26.0
Interest expense	5.5		5.5
Other expense, net	1.5	0.2	1.7

Income before provision for income taxes	20.0	(1.2)	18.8
Provision for income taxes	5.8	(1.3)	4.5

Income before cumulative effect of change in accounting principle	14.2	0.1	14.3
Cumulative effect of change in accounting principle	1.5		1.5

Net income	$12.7	$0.1	$12.8

Share information:
Net income per share
Basic	$0.22		$0.22
Diluted	$0.21		$0.21
Weighted average number of common shares outstanding
Basic	58.7		58.7
Diluted	60.3		60.3

	Year Ended December 31, 2000
	Historical		Pro Forma Adjustments(a)	Pro Forma
Net sales	$803.9		$(121.8)	$682.1
Cost of goods sold	423.2		(102.6)	320.6

Gross profit	380.7		(19.2)	361.5

Selling, general and administrative expenses	216.1		(11.9)	204.2
Research and development expenses	54.4			54.4
Goodwill amortization	28.5		(7.9)	20.6
Disposition of assets and other non-recurring charges, net	312.2			312.2
Non-recurring spin-off expenses	18.4			18.4
Other operating income	(14.0)			(14.0)

	615.6		(19.8)	595.8

Operating loss	(234.9)		0.6	(234.3)
Interest expense	20.0			20.0
Other expense, net	3.6		(0.5)	3.1

Loss before provision for income taxes	(258.5)		1.1	(257.4)
Provision for income taxes	13.0		(2.4)	10.6

Net loss	$(271.5)		$3.5	$(268.0)

Share information:
Pro forma net loss per share
Basic		(b)		$(4.59)
Diluted		(b)		$(4.59)
Weighted average number of common shares outstanding
Basic		(b)		58.4
Diluted		(b)		58.4

EDWARDS LIFESCIENCES CORPORATION
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(unaudited) ($ in millions)
March 31, 2001

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$17.9	$45.0	(d)	$62.9
Accounts receivables, net	136.2	(20.3	)(c)	115.9
Inventories	88.4	(11.7	)(c)	76.7
Deferred income taxes	24.8			24.8
Prepaid expenses and other current assets	39.1	(1.1	)(c)	38.0

Total current assets	306.4	11.9		318.3
Property, plant and equipment, net	185.4	(14.0	)(c)	171.4
Investments in unconsolidated affiliates	94.4			94.4
Goodwill and other intangibles, net	503.7	(82.1	)(c)	421.6
Other assets	13.0			13.0

	$1,102.9	$(84.2)		$1,018.7

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$167.4	$(13.3	)(c)	$154.1
Short-term debt	61.5			61.5

Total current liabilities	228.9	(13.3)		215.6

Long-term debt	352.9			352.9
Other liabilities	57.1			57.1
Commitments and contingent liabilities
Stockholders' Equity
Common Stock, $1 par value, authorized 350,000,000 shares, 58,786,662 shares outstanding	58.8			58.8
Additional contributed capital	279.0			279.0
Retained earnings	111.8	(70.9	)(c)	40.9
Accumulated other comprehensive loss	14.4			14.4

Total equity	464.0	(70.9)		393.1

	$1,102.9	$(84.2)		$1,018.7

(a)
To reflect the impact on operating results from the sale of the stock of Edwards Lifesciences Cardiovascular Resources, Inc. as if the disposition had taken place on January 1 of each period.

(b)
No earnings per share data for the historical year ended December 31, 2000 is presented as the Company's earnings were part of Baxter International Inc.'s earnings through the close of business on March 31, 2000.

(c)
To record the removal of assets and liabilities of operations sold and record estimated transaction costs.

(d)
To record receipt of estimated cash proceeds of $45 million.

      (c) Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as an exhibit hereto:

Exhibit	Description
2.1	Stock Purchase Agreement, dated as of June 1, 2001 between Edwards Lifesciences (U.S.) Inc., a Delaware corporation, Franconia Acquisition LLC, a Delaware limited liability company and Fresenius Medical Care Holdings, Inc. a New York corporation.
99.1	Edwards Lifesciences Corporation press release dated July 2, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION (Registrant)
Date: July 16, 2001	By:	/s/ BRUCE J. BENTCOVER
Name: Bruce J. Bentcover Title: Corporate Vice President, Chief Financial Officer and Treasurer

EDWARDS LIFESCIENCES CORPORATION

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT
2.1
Stock Purchase Agreement, dated as of June 1, 2001 between Edwards Lifesciences (U.S.) Inc., a Delaware corporation, Franconia Acquisition LLC, a Delaware limited liability company and Fresenius Medical Care Holdings, Inc., a New York corporation.
99.1	Edwards Lifesciences Corporation press release dated July 2, 2001.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
EDWARDS LIFESCIENCES CORPORATION PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME (unaudited) (in millions, except per share data)
EDWARDS LIFESCIENCES CORPORATION PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (unaudited) ($ in millions) March 31, 2001
SIGNATURES
EDWARDS LIFESCIENCES CORPORATION INDEX TO EXHIBITS